SUPPLEMENT DATED MAY 24, 2019 TO THE FOLLOWING

PROSPECTUSES, DATED MAY 1, 2019, AS AMENDED, FOR

NYLIAC CorpExec Accumulator Variable Universal Life (CEAVUL)	Corporate Executive Series Variable Universal Life (CorpExec VUL VI)
Corporate Executive Series Variable Universal Life (CorpExec VUL II-V)

INVESTING IN

NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I

This supplement amends the prospectuses (each a “Prospectus,” and together, the “Prospectuses”) for the New York Life variable universal life policies listed above that are issued by New York Life Insurance and Annuity Corporation (“NYLIAC”). You should read this information carefully and retain this supplement for future reference, together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses. The purpose of this supplement is to note the following: (1) the reorganization of Oppenheimer Variable Account Funds, (2) a name change to MFS® International Value Portfolio—Initial Class, and (3) changes to the names of the Dreyfus Investment Portfolios, certain Eligible Portfolios within that fund, and the name of their investment adviser.

Keeping these purposes in mind, please note the following:

I.	Reorganization of Oppenheimer Variable Account Funds

On January 11, 2019, the Board of Trustees of the Oppenheimer Variable Account Funds approved an Agreement and Plan of Reorganization (“Reorganization”) to reorganize the Oppenheimer family of funds into corresponding, newly formed funds in the Invesco family of funds. On April 12, 2019, shareholders of record of each of the Oppenheimer Portfolios listed below (the “Acquired Portfolios”) approved the Reorganization into the Invesco Oppenheimer Portfolios listed below (the “Acquiring Portfolios”). The Reorganization will be effective on or about May 24, 2019 (“Merger Date”) and the conversion transaction will occur on or about May 25-27, 2019 (the “Transaction”). Following the Transaction, Invesco Advisers, Inc. will serve as the investment adviser for the Acquiring Portfolios and they will not be managed by a subadviser. Each Acquiring Portfolio is expected to have similar investment objectives and comparable fees and expenses as the corresponding Acquired Portfolio.

Reorganization
Acquired Portfolios	Acquiring Portfolios
Oppenheimer Capital Appreciation Fund/VA	Invesco Oppenheimer V.I. Capital Appreciation Fund–Series I
Oppenheimer Total Return Bond Fund/VA	Invesco Oppenheimer V.I. Total Return Bond Fund–Series I

As of the occurrence of the Transaction, your Prospectus will be revised as follows:

1.	All references to the Acquired Portfolio(s) will be deleted and replaced with the Acquiring Portfolio(s).

2.	All references to Oppenheimer Variable Account Funds will be deleted and replaced with Invesco Oppenheimer Variable Account Funds.

3.	All references to the Investment Adviser of the Acquiring Portfolios, OFI Global Asset Management, Inc., will be deleted and replaced with Invesco Advisers, Inc.

4.	All references to the Subadviser of the Acquiring Portfolios will be deleted.

Any of your allocations to an Acquired Portfolio will be transferred to its corresponding Acquiring Portfolio. All policyowners affected by the Reorganization will receive written confirmation of the Transaction. The transfer of all the assets of an Acquired Portfolio to its corresponding Acquiring Portfolio(s) in exchange for shares of that Acquiring Portfolio will not be treated as a transfer that counts toward the number of free transfers that may otherwise be made in a given Policy Year.

Your Accumulation Value in the Acquired Portfolio(s) immediately prior to the Transaction will be equal to your Accumulation Value in the Acquired Portfolio(s) immediately after the Reorganization. You will not incur any fees or charges or any tax liability because of the Reorganization. There will also be no change to your policy’s death benefit as a result of the Reorganization.

As of the occurrence of the Transaction, the Acquired Portfolios will no longer be available as an investment option under the policies. All references in the Prospectuses to the Acquired Portfolio(s) will be changed to the Acquiring Portfolio(s) as of the occurrence of the Transaction. In addition, for the sixty (60) days following the Transaction, you may transfer all or a portion of your accumulation unit value out of the Investment Division(s) for the Acquiring Portfolio(s) to another investment option without any charge or limitation (except potentially harmful transfers (see the “Limits on Transfers” section in the Prospectus for your policy)) and without the transfer counting toward the number of free transfers that otherwise may be made in a given Policy Year. Such transfers will be based on the accumulation unit value of the Investment Division(s) for the Acquiring Portfolio(s) as of the close of the Business Day that we receive the transfer request. All other transfers are subject to limitations, and may be subject to charges, as described in the Prospectus for your policy. Please see the Prospectus for your policy for information on how to complete transfers from the Acquiring Portfolio(s) to other investment options that we currently offer.

We will also continue to process automatic transactions (such as dollar cost averaging and automatic asset rebalancing), except that allocations previously processed to or from the Acquired Portfolio(s) will be processed to or from the Acquiring Portfolio(s).

A complete list of the Investment Options that are available under your policy is set forth in the Prospectus for your policy. You may obtain a copy of the Prospectus for your policy by calling 1 (888) 695-4748 or by contacting your registered representative.

II.	Name Change of MFS® International Value Portfolio—Initial Class

Effective June 1, 2019, the following change will occur:

Name Change: All references in the Prospectuses to MFS® International Value Portfolio—Initial Class will be deleted and replaced with MFS® International Intrinsic Value Portfolio—Initial Class.

III.	Changes to Dreyfus Investment Portfolios Fund and Portfolios

Effective on or about June 3, 2019, the following changes will occur:

(a)	Name Change of Fund: All references in the Prospectuses to the fund, Dreyfus Investment Portfolios, will be deleted and replaced with BNY Mellon Investment Portfolios.

(b)

Name Change of Investment Adviser: All references in the Prospectuses to the Dreyfus Corporation, the current investment adviser of the Dreyfus Investment Portfolios, will be deleted and replaced with BNY Mellon Investment Adviser, Inc.

(c)	Name Changes of Portfolios:

1)	All references in the Prospectuses to Dreyfus IP Technology Growth Portfolio—Initial Shares will be deleted and replaced with BNY Mellon IP Technology Growth Portfolio—Initial Shares.

2)	All references in the Prospectuses to Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares will be deleted and replaced with BNY Mellon VIF Opportunistic Small Cap Portfolio—Initial Shares.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010